                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant [x]



Filed by a party other than the Registrant [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Pacific Horizon Funds, Inc.
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):


[x]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
       0-11.

(1)    Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------
       ------------------------------------------------------------------------

(2)    Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------
       ------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------

(4)    Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
(5)    Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount previously paid:

       ------------------------------------------------------------------------
(2)    Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------
(3)    Filing Party:

       ------------------------------------------------------------------------
(4)    Date Filed:

       ------------------------------------------------------------------------

                          PACIFIC HORIZON FUNDS, INC.
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        OF THE INTERNATIONAL EQUITY FUND
                            ------------------------


                                                               November 26, 1996


To the Shareholders of the
International Equity Fund of
Pacific Horizon Funds, Inc.

     A Special Meeting of Shareholders of the International Equity Fund (the "Fund") of Pacific Horizon Funds, Inc. (the "Company") will be held on December 23, 1996, at the offices of the Company's transfer agent, BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035, beginning at 10:00 a.m. (Eastern time) for the following purposes:

          (1) The approval or disapproval of an Amended and Restated Investment Advisory Agreement between Pacific Horizon Funds, Inc. and Bank of America National Trust and Savings Association with respect to the Fund;

          (2) The approval or disapproval of a Sub-Advisory Agreement between Bank of America National Trust and Savings Association and Wellington Management Company, LLP with respect to the Fund; and

          (3) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on November 15, 1996 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the meeting can be held and a maximum number of shares may be voted.

                                          W. BRUCE MCCONNEL, III
                                          Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY


A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY'S INTERNATIONAL EQUITY FUND SCHEDULED FOR DECEMBER 23, 1996 WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE COMPANY WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL IN ALLOWING THE COMPANY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY.

                          PACIFIC HORIZON FUNDS, INC.
                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pacific Horizon Funds, Inc. (the "Company") for use at a Special Meeting of Shareholders of the Company's International Equity Fund (the "Fund") to be held at the offices of the Company's transfer agent, BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 on December 23, 1996, beginning at 10:00 a.m. (Eastern time) (such meeting and any adjournments thereof referred to as the "Meeting").

     It is expected that the solicitation of proxies will be primarily by mail. The Company's officers and service contractors may also solicit proxies by telephone, facsimile or personal interview. Bank of America National Trust and Savings Association ("Bank of America"), the Fund's investment adviser, will bear all proxy solicitation costs.


     Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed Proxy are expected to be distributed to shareholders on or about December 2, 1996.


     A proxy is enclosed with respect to the shares you own in the Fund. If the proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full share is entitled to one vote and each fractional share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your shares to be voted, please complete the enclosed proxy and mail it in the enclosed reply envelope.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF BOTH PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

                                  INTRODUCTION

     At a regular meeting of the Board of Directors of the Company (the "Board") held on October 29, 1996, Bank of America recommended that Wellington Management Company, LLP ("Wellington Management") be retained as the Fund's sub-adviser. Bank of America advised the Board that retaining Wellington Management as sub-adviser to assist in managing the Fund's assets would enhance the nature and quality of the advisory services currently provided to the Fund, due to Wellington Management's experience, capabilities and resources in international equity management.

     Wellington Management is a limited liability partnership owned by 52 general partners, all of whom are full-time employees of the firm. As of September 30, 1996, Wellington Management had approximately $123 billion of assets under management for a variety of mutual fund sponsors, individuals and tax-exempt investors.

     At the October 29, 1996 Board meeting, a sub-advisory agreement for the Fund between Bank of America and Wellington Management (the "Sub-Advisory Agreement") was unanimously approved by the Board, as well as by a majority of those members of the Board who were not "interested persons" (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) of any party to the Sub-Advisory Agreement, subject to shareholder approval at the Meeting. The aggregate contractual advisory fees payable by shareholders of the Fund will not increase as a result of approval of the Sub-Advisory Agreement, because the sub-advisory fees payable to Wellington Management under such Agreement are the responsibility of Bank of America, not the Fund or its shareholders.

     In connection with its recommendation that Wellington Management be approved as sub-adviser, Bank of America also recommended that the current investment advisory agreement dated July 30, 1996 between Bank of America and the Company with respect to the Fund (the "Current Advisory Agreement") be amended to clarify the allocation of investment advisory and sub-advisory responsibilities between Bank of America and any sub-adviser retained to assist in the management of the Fund's assets. At the October 29, 1996 Board meeting, an amended and restated investment advisory agreement for the Fund between Bank of America and the Company (the "Amended Advisory Agreement") was unanimously approved by the Board, as well as by a majority of those members of the Board who were not "interested persons" (as that term is defined in the 1940 Act) of any party to the Amended Advisory Agreement, subject to shareholder approval at the Meeting.

     The Amended Advisory Agreement is substantially the same as the Current Advisory Agreement, except that it includes a provision specifying certain responsibilities which will be retained by Bank of America, notwithstanding the appointment of a sub-adviser. The contractual advisory fee that Bank of America is entitled to receive will not increase as a result of approval of the Amended Advisory Agreement. Periodically, Bank of America may voluntarily waive all or a portion of its advisory fee and/or may assume certain Fund expenses. Such waivers and reimbursements currently are in effect. However, Bank of America may decrease or eliminate such fee waivers and/or expense reimbursements at any time, and expects to do so as the Fund's assets increase. This decrease or elimination would have the effect of increasing the advisory fees actually paid by the Fund, possibly up to the maximum amount permitted under the Agreement.

     Copies of the Amended Advisory Agreement and the Sub-Advisory Agreement (each, a "New Agreement" and collectively, the "New Agreements") are attached to this Proxy Statement as Exhibits A and B, respectively. The Sub-Advisory Agreement is substantially the same as the Amended Advisory Agreement, except as set forth below. Material provisions of the New Agreements are summarized below; however, this summary is qualified in its entirety by reference to Exhibits A and B.

     If the Amended Advisory Agreement is approved by shareholders at the Meeting, then the Current Advisory Agreement will terminate upon the execution of the Amended Advisory Agreement. If the Amended Advisory Agreement is not approved by shareholders at the Meeting, then the Current Advisory Agreement will continue in effect. Bank of America will continue to serve as the Fund's investment adviser if the Sub-Advisory Agreement is approved by shareholders at the Meeting.

                       DESCRIPTION OF THE NEW AGREEMENTS

     AMENDMENT TO CURRENT ADVISORY AGREEMENT RELATING TO EMPLOYMENT OF SUB-ADVISER. The Amended Advisory Agreement, like the Current Advisory Agreement, provides that Bank of America may from time to time employ or associate itself with a sub-adviser. The Amended Advisory Agreement provides, in addition, that notwithstanding the employment of any sub-adviser, Bank of America will: (i) establish and monitor general investment criteria and policies for the Fund; (ii) review and analyze on a periodic basis the Fund's portfolio holdings and transactions in order to determine their appropriateness in light of the Fund's shareholder base; and (iii) review and analyze on a periodic basis the policies established by any sub-adviser for the Fund with respect to the placement of orders for the purchase and sale of portfolio securities.

     OTHER TERMS AND FEES. Each New Agreement provides that, subject to the supervision of the Board (and Bank of America, with respect to Wellington Management), Bank of America and Wellington Management (each, an "Adviser" and collectively, the "Advisers"), respectively, will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, and cash equivalents in the Fund. Each Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. Each Adviser will provide the services rendered by it under its respective New Agreement in accordance with the investment objective, policies and restrictions as stated in the Company's currently effective Registration Statement with respect to the Fund, resolutions of the Board, and, with respect to Wellington Management, the investment criteria and policies established from time to time for the Fund by Bank of America.

     Bank of America agrees in the Amended Advisory Agreement to review, monitor and report to the Board regarding the performance and investment procedures of any sub-adviser employed by the Board. Wellington Management agrees in the Sub-Advisory Agreement to use the same skill and care in providing services under said Agreement as it uses in providing services to fiduciary accounts for which it has investment responsibilities.

     Pursuant to its respective New Agreement, each Adviser further agrees that it will, among other things, (i) conform with all applicable rules and regulations of the Securities and Exchange Commission and will conduct its activities under its respective agreement in accordance with other applicable law; (ii) place orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by Bank of America (or, with respect to Wellington Management, in accordance with the policy set forth in the Fund's Registration Statement or as Bank of America or the Board may direct); and (iii) not purchase any securities from or sell any securities to Bank of America, Wellington Management, Concord Holding Corporation or any of their affiliates acting as principal or broker, except as permitted by law. Each Adviser also agrees to maintain such books and records regarding the securities transactions with respect to the Fund as may be required or otherwise requested by the Company and the Board, and to supply the Company and the Board with reports, statistical data and economic information as requested. Wellington Management further agrees to provide the Fund's Custodian on each business day information relating to all transactions concerning the Fund's assets and to provide Bank of America with such information upon request. In addition, Wellington Management agrees to provide, on a monthly basis, information regarding investment strategy to be employed by it on behalf of the Fund, information regarding the Fund's performance against its benchmark and such other information as Bank of America may reasonably request from time to time.

     Under the Amended Advisory Agreement, Bank of America agrees to maintain a policy and practice of conducting its investment advisory operations independently of its commercial banking operations.

     Each Adviser agrees in its respective New Agreement to treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior or present Company shareholders or those persons or entities who respond to inquires concerning investment in the Company, and agrees not to use such records and information for any purpose other than performance of its responsibilities and duties under its respective New Agreement, except after prior notification to and approval in writing by the Company.

     The contractual advisory fee that Bank of America is entitled to receive from the Fund would not change as a result of approval of the Amended Advisory Agreement. For the services provided and expenses assumed pursuant to the Amended Advisory Agreement, Bank of America is entitled to an advisory fee computed daily and payable monthly (in arrears) at the annual rate of .75% of the net assets of the Fund.

     The aggregate contractual advisory fees payable by the Fund will not increase as a result of approval of the Sub-Advisory Agreement. The sub-advisory fees payable by Bank of America to Wellington Management under the Sub-Advisory Agreement are the responsibility of Bank of America and do not represent an additional charge to the Fund. For the services provided and expenses assumed pursuant to the Sub-Advisory Agreement, Wellington Management is entitled to a sub-advisory fee, payable quarterly (in arrears), at the following annual rates based on the average month-end net assets of the Fund:


     FUND ASSETS                                                 RATE OF SUB-ADVISORY FEE
     -----------                                                 ------------------------
     First $50 million                                                     0.40%
     Next $100 million                                                     0.30%
     Next $350 million                                                     0.25%
     Over $500 million                                                     0.20%


     Each New Agreement provides that the Adviser will pay all expenses incurred by it in connection with its activities under its respective New Agreement other than the cost of securities (including brokerage commissions, if any) purchased or sold with respect to the Fund.

     Each New Agreement provides that in executing portfolio transactions and selecting brokers or dealers, each Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, each Adviser will consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, each Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided with respect to the Fund, and/or other accounts over which such Adviser or affiliates of such Adviser exercise investment discretion. Each Adviser is authorized, subject to the prior approval of the Board (and Bank of America, with respect to Wellington Management), to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction with respect to the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the Fund and to the Company. Neither Adviser, however, is required to seek prior approval from the Board (and Bank of America, with respect to Wellington Management), so long as the broker or dealer selected by the particular Adviser obtains the best price and execution on a particular transaction.


     In executing portfolio transactions with respect to the Fund, each Adviser may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Company's Registration Statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other clients.

     Each New Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the New Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or any loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Agreement. Wellington Management acknowledges and agrees in the Sub-Advisory Agreement that the performance of the Sub-Advisory Agreement is for the benefit of the Company, that Wellington Management is therefore directly liable and responsible to the Company for the performance of its obligations under the Sub-Advisory Agreement, and that the Company may enforce in its own name and for itself such liability and responsibility.

     If approved by a majority of the outstanding shares (as defined below) of the Fund, the Amended Advisory Agreement will continue in effect until October 31, 1997, and the Sub-Advisory Agreement will continue in effect until October 31, 1998. Thereafter, if not terminated, each New Agreement shall continue in effect for successive annual periods, provided such continuance is approved at least annually (i) by the vote of a majority of those members of the Board who are not "interested persons" of any party to the particular Agreement (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

     The Sub-Advisory Agreement provides that it is terminable at any time, without the payment of any penalty, by Bank of America or by the Company (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) on sixty days' written notice to Wellington Management, or by Wellington Management on sixty days' written notice to the Company, provided that in each such case, notice shall be given simultaneously to Bank of America. The Sub-Advisory Agreement will automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement between Bank of America and the Company with respect to the Fund. The Amended Advisory Agreement provides that it is terminable at any time, without the payment of a penalty, by the Company (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund), or by Bank of America, on sixty days' written notice. The Amended Advisory Agreement will immediately terminate in the event of its assignment.

     EVALUATION BY THE BOARD OF DIRECTORS OF THE COMPANY. The New Agreements were unanimously approved by the Board and by a majority of those members of the Board who were not "interested persons" (as that term is defined in the 1940
Act) of any party to the New Agreements at a meeting held on October 29, 1996. In reaching its decision, the Board considered Bank of America's belief that approval of the New Agreements would enhance the nature and quality of the advisory services currently provided to the Fund. The Board considered that the Amended Advisory Agreement is substantially the same as the Fund's Current Advisory Agreement (except as noted above), that the contractual advisory fee rate payable by the Fund under the Amended Advisory Agreement would be identical to that payable under the Current Advisory Agreement, and that the sub-advisory fee payable to Wellington Management under the Sub-Advisory Agreement would be the responsibility of Bank of America, not the Fund or its shareholders. The Board noted that pursuant to the Amended Advisory Agreement, Bank of America would continue to be responsible for certain duties, notwithstanding the employment of a sub-adviser. The Board evaluated Wellington Management's experience, capabilities and resources in international equity management as well as its style of investment management and its research and investment practices. The Board also considered the benefits which the Advisers may derive from the New Agreements, including the receipt of investment research and information in return for allocating portfolio brokerage. Based on its evaluation, the Board concluded that approval of the New Agreements would be in the best interests of the Fund and its shareholders.

     VOTING PROCEDURES. The approval of each New Agreement requires the affirmative vote of the holders of a "majority of the outstanding shares" of the Fund (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

     If the Amended Advisory Agreement is approved by the shareholders of the Fund, then the Current Advisory Agreement will terminate with respect to the Fund upon the execution of the Amended Advisory Agreement. If the Amended Advisory Agreement is not approved, then the Current Advisory Agreement will continue in effect. If the Sub-Advisory Agreement is approved by the shareholders of the Fund, then the Sub-Advisory Agreement will become effective upon its execution. If the Sub-Advisory Agreement is not approved by the shareholders of the Fund, then Bank of America will consider other alternatives, including the possible recommendation of another sub-adviser.

                  THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS
                 THAT SHAREHOLDERS VOTE "FOR" BOTH THE AMENDED

               ADVISORY AGREEMENT AND THE SUB-ADVISORY AGREEMENT.


                               VOTING INFORMATION


     RECORD DATE. Only shareholders of record at the close of business on November 15, 1996 will be entitled to vote at the Meeting. On that date, there were 1,322,874.950 Class T -- Common Stock shares ("A" Shares) and 3563.621 Class T -- Special Series 5 Common Stock shares ("K" Shares) of the Fund outstanding and entitled to be voted at the Meeting. As of the close of business on November 15, 1996, there were no Class T -- Special Series 3 Common Stock shares ("B" Shares) offered to the public. All shares of the Fund will vote in the aggregate and not by class at the Meeting.


     QUORUM. A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each New Agreement.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST the proposal against any adjournment.


     OTHER SHAREHOLDER INFORMATION. At the record date for the Meeting, Bank of America and its affiliates held of record 87% of the outstanding shares of the Fund in a fiduciary or other representative capacity for the benefit of their customers. Bank of America has advised the Company that it and its affiliates intend to vote the shares of the Fund over which they possess voting power at the Meeting FOR the approval of the New Agreements. To the Company's knowledge, at that date, no other person possessed sole or shared voting or investment power with respect to more than 5% of the outstanding shares of the Fund's share classes.


     As of October 6, 1996, the directors and officers of the Company owned in the aggregate less than 1% of the outstanding shares of the Fund.

                             ADDITIONAL INFORMATION

     WELLINGTON MANAGEMENT. Wellington Management is a Massachusetts limited liability partnership, with headquarters at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management's predecessor organizations have provided investment advisory services for over 60 years.

     Wellington Management is managed by its active partners. The managing partners of Wellington Management as of October 25, 1996 were Robert W. Doran, Duncan M. McFarland and John R. Ryan. The following individuals were general partners and Senior Vice Presidents of Wellington Management as of October 25, 1996, and may be reached at the principal offices of the firm: Kenneth L. Abrams, Nicholas C. Adams, Rand L. Alexander, Deborah L. Allinson, Nancy T. August, James H. Averill, Marie-Claude Bernal, William N. Booth, Paul Braverman, William D. DiIanni, Pamela Dippel, Robert W. Doran, Charles T. Freeman, Laurie
A. Gabriel, Frank J. Gilday, John H. Gooch, Nicholas P. Greville, William C.S. Hicks, Paul

D. Kaplan, John C. Keogh, Christine S. Manfredi, Patrick J. McCloskey, Earl E. McEvoy, Duncan M. McFarland, Paul M. Mecray, III, Matthew E. Megargel, James N. Mordy, Diane C. Nordin, Edward P. Owens, Saul J. Pannell, Thomas L. Pappas, David M. Parker, Jonathan M. Payson, Stephen M. Pazuk, Robert D. Rands, Eugene
E. Record, Jr., John R. Ryan, Arnold C. Schneider III, Joseph H. Schwartz, David
W. Scudder, Binkley C. Shorts, Trond Skramstad, Catherine A. Smith, Stephen A. Soderberg, Ralph E. Stuart, Jr., Perry M. Traquina, Gene R. Tremblay, Mary Ann Tynan, Ernst H. von Metzsch, James L. Walters, Kim Williams and Frank V. Wisneski.


     Wellington Management's Global Equity Strategy Group, a group of portfolio managers and senior investment professionals headed by General Partner and Senior Vice President Trond Skramstad, will manage the Fund.


     Wellington Management also serves as investment sub-adviser to the following registered investment company portfolios, which have investment objectives similar to the Fund. These portfolios, their approximate net assets (as of September 30, 1996) and the annual sub-advisory fees payable by the portfolios to Wellington Management are as follows:

                                                    APPROXIMATE
                                                        NET
                     NAME OF                           ASSETS               SCHEDULE OF FEES
                      FUND                         AS OF 9/30/96         NET ASSETS/ANNUAL RATE
-------------------------------------------------  --------------    ------------------------------
First Investors Global Fund, Inc.                  $253 million      First $50 million/0.400%
                                                                     Next $100 million/0.275%
                                                                     Next $350 million/0.225%
                                                                     Over $500 million/0.200%
---------------------------------------------------------------------------------------------------
First Investors                                    $52 million       First $50 million/0.400%
International Securities Fund                                        Next $100 million/0.275%
                                                                     Next $350 million/0.225%
                                                                     Over $500 million/0.200%
---------------------------------------------------------------------------------------------------
Hartford International                             $918 million      First $50 million/0.400%
Opportunities Fund, Inc. (a)                                         Next $100 million/0.300%
                                                                     Next $350 million/0.250%
                                                                     Over $500 million/0.200%
---------------------------------------------------------------------------------------------------
ITT Hartford International                         $3 million        First $50 million/0.400%
Opportunities Fund, Inc. (b)*                                        Next $100 million/0.300%
                                                                     Next $350 million/0.250%
                                                                     Next $500 million/0.200%
                                                                     Over $1,000 million/0.175%
---------------------------------------------------------------------------------------------------
Anchor Series Trust: Foreign                       $49 million       First $50 million/0.400%
Securities Portfolio (c)                                             Next $100 million/0.275%
                                                                     Next $350 million/0.200%
                                                                     Over $500 million/0.150%
---------------------------------------------------------------------------------------------------

(a) A mutual fund used as an investment vehicle for a variable annuity product offered by ITT Hartford. Wellington Management serves as investment sub-adviser for approximately $13 billion in assets for mutual funds sponsored by ITT Hartford.


(b) A mutual fund publicly offered by ITT Hartford. Wellington Management serves as investment sub-adviser for approximately $13 billion in assets for mutual funds sponsored by ITT Hartford.



(c) A mutual fund used as an investment vehicle for a variable annuity product offered by SunAmerica. Wellington Management serves as investment sub-adviser for approximately $1.8 billion in assets for mutual funds sponsored by SunAmerica.


* Subject to certain fee waivers.

     No officer or director of the Company is an officer, employee, general partner or shareholder of Wellington Management.

     BANK OF AMERICA. Bank of America, which has principal offices located at 555 California Street, San Francisco, California 94104, serves as investment adviser to the Fund pursuant to the Current Advisory Agreement with the Company dated as of July 30, 1996. The Current Advisory Agreement was approved by the Company's Board of Directors on July 23, 1996. Prior to September 1, 1996, the Fund invested all of its assets in an investment portfolio of Master Investment Trust, Series I (the "Master Portfolio"). The Master Portfolio received investment advisory services pursuant to an investment advisory agreement between Bank of America and Master Investment Trust, Series I dated as of November 1, 1994 which was approved by the Master Portfolio's sole shareholder on October 29, 1994. Effective September 1, 1996, the Fund withdrew its investment in the Master Portfolio and began investing directly in portfolio securities. In connection with the withdrawal of its investments in the investment portfolio, the Company entered into the Current Advisory Agreement. The terms of the Current Advisory Agreement were substantially the same as the terms of the investment advisory agreement between the Master Portfolio and Bank of America and provided for the same advisory fee payable to Bank of America.

     Bank of America is a wholly-owned subsidiary of BankAmerica Corporation, a registered bank holding company. Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states as well as corporate banking, business credit and thrift offices in major U.S. cities. In addition, it has branches, corporate offices and representative offices in 36 foreign countries.

     The name and principal occupation of the principal executive officer and each director of Bank of America as of October 31, 1996 were as follows: David
A. Coulter (Chief Executive Officer and President of Bank of America and BankAmerica Corporation); Joseph F. Alibrandi (Chairman of the Board of Whittaker Corporation); Jill Elikann Barad (President and Chief Executive Officer of Mattel, Inc.); Peter Bedford (Chairman and Chief Executive Officer of Bedford Property Investors, Inc.); Andrew F. Brimmer (President of Brimmer & Co.); Richard A. Clarke (Retired Chairman of the Board of Pacific Electric Gas & Electric Company); Timm F. Crull (Retired Chairman of the Board of Nestle USA, Inc.); Kathleen Feldstein (President of Economics Studies, Inc.); Donald E. Guinn (Chairman Emeritus of Pacific Telesis Group); Frank L. Hope, Jr. (Consulting Architect); Ignacio E. Lozano (Chairman of "La Opinion"); Walter E. Massey, Ph.D. (President of Morehouse College); Richard M. Rosenberg (Director and Retired Chairman of the Board of Bank of America and BankAmerica Corporation); and A. Michael Spence (Dean of the Graduate School of Business of Stanford University).

     The above persons may be reached c/o Bank of America, 555 S. California Street, San Francisco, CA 94104.

     No officer or director of the Company is an officer, employee, director or shareholder of Bank of America or BankAmerica Corporation.

     AUTHORITY TO ACT AS INVESTMENT ADVISER. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting, selling or distributing securities, but in general do not prohibit such a holding company or affiliate banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Bank of America is subject to such laws and regulations, but believes that it may perform the services contemplated by the Amended Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations. Future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent Bank of America from continuing to perform such services for the Fund. If it was prohibited from acting as investment adviser to the Fund, it is expected that the Board would recommend that shareholders approve a new investment advisory agreement with another qualified firm.

     ADMINISTRATOR AND DISTRIBUTOR. The BISYS Group, Inc. ("BISYS") and Concord Financial Group, Inc. ("Concord") serve as the Fund's administrator and distributor, respectively. Concord is an indirect, wholly-owned subsidiary of BISYS. Their offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                 OTHER MATTERS

     The Company does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Company at its principal office within a reasonable time before such meeting.

     No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.


Dated: November 26, 1996


     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE COMPANY'S SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED AUGUST 31, 1996, AND, WHEN AVAILABLE, ITS ANNUAL REPORT TO BE DATED FEBRUARY 28, 1997, TO ANY SHAREHOLDER UPON REQUEST. THE COMPANY'S ANNUAL REPORTS TO SHAREHOLDERS (WHEN AVAILABLE) AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE COMPANY BY WRITING TO THE COMPANY AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219-3035 OR BY CALLING 1-800-332-3863.

                                   EXHIBIT A

                              AMENDED AND RESTATED
                         INVESTMENT ADVISORY AGREEMENT
                          (INTERNATIONAL EQUITY FUND)

     THIS AGREEMENT is made as of           , 1997 between PACIFIC HORIZON
FUNDS, INC., a Maryland corporation (herein called the "Company"), and Bank of America National Trust and Savings Association (the "Adviser").

     WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services to the Company's International Equity Fund (the "Fund");

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. APPOINTMENT.

     (a) The Company hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Company under applicable law and are under the common control of BankAmerica Corporation PROVIDED (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) that such organized group of persons is managed at all times by authorized officers of the Adviser.

     (b) in the event that the Company establishes one or more investment portfolios other than the Fund with respect to which it desires to retain the Adviser to act as investment adviser hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services under this Agreement it shall so notify the Company in writing whereupon such investment portfolio shall become a "Fund" hereunder and shall be subject to the provisions of this Agreement to the same extent as the Fund except to the extent that said provisions (including those relating to the compensation payable by the Fund to the Adviser) are modified with respect to such Fund in writing by the Company and the Adviser at the time. The Fund and any additional investment portfolios established hereunder in accordance with this paragraph are sometimes collectively referred to herein as the "Funds" and individually as a "Fund."

     2. SERVICES. Subject to the supervision of the Company's Board of Directors (the "Board"), the Adviser, in consultation with any Sub-Adviser appointed pursuant to Section 3 hereof with respect to a particular Fund, will provide a continuous investment program for each of the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to each Fund. The Adviser will provide the services under this Agreement in accordance with each Fund's investment objective, policies and restrictions as stated in the Fund's registration statement, as from time to time amended, and resolutions of the Board. The Adviser further agrees that it:

     (a) Will conform with all applicable rules and regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law, including but not limited to banking law.


     (b) Will review, monitor and report to the Board of Directors regarding the performance and investment procedures of any Sub-Adviser (as defined in Section 3 of this Agreement).

     (c) Will assist and consult with any Sub-Adviser appointed with respect to a particular Fund in connection with that Fund's continuous investment program (as defined in Section 3 of this Agreement).

     (d) Will place all orders for the purchase and sale of portfolio securities for the account of each Fund with brokers or dealers selected by the Adviser. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Company and each Fund the best overall terms available. In assessing the best overall terms available for any transaction the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to any Fund and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the particular Fund and to the Company. No prior approval by the Board, however, shall be required so long as the broker or dealer selected by the Adviser obtains best price and execution on a particular transaction. In no instance will portfolio securities be purchased from or sold to the Adviser, any Sub-Adviser or Concord Holding Corporation, the Company's administrator (the "Administrator"), or an affiliated person of any of them acting as principal or as broker, except as permitted by law. In executing portfolio transactions for any Fund, the Adviser may, but shall not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Company's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients.

     In performing the investment advisory services hereunder, the Adviser is authorized to purchase, sell or otherwise deal with securities or other instruments for which (a) Bank of America National Trust and Savings Association, (b) any affiliate of Bank of America National Trust and Savings Association, (c) an entity in which Bank of America National Trust and Savings Association has a direct or indirect interest, or (d) another member of a syndicate or other intermediary (where an entity referred to in (a), (b) or (c) above was a member of the syndicate), has acted, now acts or in the future will act as an underwriter, syndicate member, market-maker, dealer, broker or in any other similar capacity, whether the purchase, sale or other dealing occurs during the life of the syndicate or after the close of the syndicate, provided such purchase, sale or dealing is permitted under the 1940 Act and the rules thereunder. Insofar as permitted by law any rules of or under applicable law prohibiting or restricting in any way an agent or fiduciary from dealing with itself or from dealing with respect to any matter in which it may or does have a personal interest shall not apply to the Adviser, to the extent its actions are authorized under this paragraph.

     (e) Will maintain all books and records with respect to the securities transactions for the Funds, keep books of account with respect to such Funds and furnish the Board such periodic special reports as the Board may request.

     (f) Will maintain a policy and practice of conducting its investment advisory operations independently of its commercial banking operations. When the Adviser makes investment recommendations for a Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of its commercial department. In dealing with commercial customers, the Adviser's commercial department will not inquire or take into consideration whether securities of those customers are held by the Funds.

     (g) Will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior or present Company shareholders or those persons or entities who respond to inquires concerning investment in the Company, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Company except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Nothing contained herein, however, shall prohibit the Adviser from advertising to or soliciting the public generally with respect to other products or services, including, but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation may coincidentally include prior or present Company shareholders or those persons or entities who have responded to inquiries regarding the Company.

     3. SUB-ADVISER. It is understood that the Adviser may from time to time employ or associate with itself such person or persons as the Adviser believes to be fitted to assist it in the performance of this Agreement (each a "Sub-Adviser"); provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Company for the acts and omissions of any such person as it is for its own acts and omissions; and provided further, that the retention of any Sub-Adviser shall be approved as may be required by the 1940 Act. Notwithstanding any such employment or association, the Adviser shall itself (a) establish and monitor general investment criteria and policies for the Fund, (b) review and analyze on a periodic basis the Fund's portfolio holdings and transactions in order to determine their appropriateness in light of the Fund's shareholder base, and (c) review and analyze on a periodic basis the policies established by any Sub-Adviser for the Fund with respect to the placement of orders for the purchase and sale of portfolio securities. In the event that any Sub-Adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Funds without further shareholder approval.

     4. SERVICES NOT EXCLUSIVE. The Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided herein or authorized by the Board from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed its agent. The investment management services furnished by the Adviser hereunder are not deemed exclusive, and the Adviser will be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31-1 under the 1940 Act.

     6. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under the Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Company.

     7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Company will pay the Adviser and the Adviser will accept as full compensation therefor a fee, computed daily and paid monthly (in arrears), at an annual rate of .75% of the net assets of the International Equity Fund. Such fee as is attributable to a Fund will be a separate charge to each such Fund and will be the several (and not joint or joint and several) obligation of each such Fund.

     If in any fiscal year the aggregate expenses of any Fund (as defined under the securities regulations of any state having jurisdiction over the Fund) exceed the expense limitations of any such state, the Adviser will reimburse the Fund to the extent necessary to reduce such Fund's expenses below such expense limitation. The obligation of the Adviser to reimburse any Fund hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year with respect to such Fund; provided, however, that notwithstanding the foregoing, the Adviser will reimburse any Fund for excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Fund so require. Such expense reimbursement, if any, will be estimated and accrued daily and paid on a monthly basis.

     8. LIMITATION OF LIABILITY. Subject to the provisions of Section 3 hereof concerning the Adviser's responsibility for the acts and omissions of persons employed by or associated with the Adviser, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     9. DURATION AND TERMINATION. This Agreement will become effective with respect to the International Equity Fund as of the date first above written, provided that the shareholders of such Fund have previously approved the Agreement in accordance with the requirements of the 1940 Act. This Agreement will become effective with respect to any additional Fund on the date of receipt by the Company of notice from the Adviser in accordance with Section 1(b) hereof that the Adviser is willing to serve as investment adviser with respect to such Fund, provided that this Agreement (as supplemented by the terms specified in any notice and agreement pursuant to Section 1(b) hereof) shall have been approved by the shareholders of such Fund in accordance with the requirements of the 1940 Act.

     Unless sooner terminated as provided herein, this Agreement will continue in effect until October 31, 1997. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Company (by vote of the Board or by vote of a majority of the outstanding voting securities of such Fund), or by the Adviser, on sixty days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning as the meaning of such terms in the 1940 Act.)

     10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement will be effective as to a particular Fund until approved by vote of a majority of the outstanding voting securities of such Fund.

     11. NOTICES. Notices of any kind to be given to the Adviser hereunder by the Company will be in writing and will be duly given if mailed or delivered to the Adviser at 555 South Flower Street, 5th Floor, Los Angeles, California 90071, Attention: Sandra C. Brown, or at such other address or to such individuals as will be so specified by the Adviser to the Company. Notices of any kind to be given to the Company hereunder by the Adviser will be in writing and will be duly given if mailed or delivered to the Company at 3435 Stelzer Road, Columbus, Ohio 43219, Attention: J. David Huber (with a copy to Association of American Universities, One DuPont Circle, Suite 730, Washington, DC 20036, Attention: Cornelius J. Pings, President), or at such other address or to such individual as will be so specified by the Company to the Adviser.

     12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and will be governed by the internal laws, and not the law of conflicts, of the State of Maryland; provided that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, as amended, or any rule or regulation of the Securities and Exchange Commission thereunder. This Agreement may be executed in two or more parts which together shall constitute a single Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                     PACIFIC HORIZON FUNDS, INC.

                                     By:
                                        ----------------------------
                                        Name:
                                        Title:

                                     BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION

                                     By:
                                        ----------------------------
                                        Name:
                                        Title:

                                   EXHIBIT B

                             SUB-ADVISORY AGREEMENT


     AGREEMENT made as of             , 1997 between Bank of America National
Trust and Savings Association, a national banking association (herein called the "Adviser"), and Wellington Management Company, LLP, a Massachusetts limited liability partnership (herein called the "Sub-Adviser").

     WHEREAS, Pacific Horizon Funds, Inc., a Maryland corporation (hereinafter called the "Company"), is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, pursuant to an Investment Advisory Agreement dated as of July 30, 1996 (hereinafter called the "Investment Advisory Agreement"), by and between the Company and the Adviser, the Adviser has agreed to furnish investment advisory services to the Company with respect to its International Equity Fund (the "Fund"); and

     WHEREAS, the Investment Advisory Agreement specifically authorizes the Adviser to sub-contract investment advisory services on behalf of the Fund to a sub-adviser pursuant to a sub-advisory agreement agreeable to the Company and approved in accordance with the provisions of the 1940 Act; and

     WHEREAS, the Board of Directors of the Company and the shareholders of the Fund approved this Agreement, and the Sub- Adviser is willing to furnish such services upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

     1. APPOINTMENT.

     The Adviser hereby appoints the Sub-Adviser to act as sub- investment adviser with respect to the Fund, for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. SERVICES OF SUB-ADVISER.

     Subject to the oversight and supervision of the Adviser and the Company's Board of Directors, the Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the investment criteria and policies established from time to time for the Fund by the Adviser, the investment objective, policies and restrictions as stated in the Company's currently effective Registration Statement with respect to the Fund, and resolutions of the Company's Board of Directors. Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it will maintain such books and records regarding the securities transactions with respect to the Fund as may be required or otherwise requested by the Company and its Board of Directors and the Sub-Adviser will also supply the Company and its Board of Directors with reports, statistical data and economic information as requested.

     3. OTHER COVENANTS.

     The Sub-Adviser agrees that it:

     (a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

     (b) will use the same skill and care in providing services under this Agreement as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

     (c) will place orders pursuant to its investment determinations with respect to the Fund with brokers or dealers in accordance with the policy set forth in the Fund's Registration Statement or as the Adviser or Board of Directors may direct from time to time. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for specific transactions and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided with respect to the Fund, other investment portfolios or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized, subject to the prior approval of the Adviser and the Company's Board of Directors, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction with respect to the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund and to the Company. No prior approval by the Adviser or the Company's Board of Directors, however, shall be required so long as the broker or dealer selected by the Sub-Adviser obtains best price and execution on a particular transaction. In no instance will portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, or Concord Holding Corporation, or any affiliated person of the Adviser, the Sub-Adviser, or Concord Holding Corporation acting as principal or broker, except as permitted by law. In executing portfolio transactions with respect to the Fund, the Sub-Adviser may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Company's currently effective Registration Statement. In such event the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund, such other portfolios and such other clients.

     (d) will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior or present Company shareholders ("Investors") or those persons or entities who respond to inquiries concerning investment in the Company, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Company except after prior notification to and approval in writing by the

Company, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Nothing contained herein, however, shall prohibit the Sub-Adviser from advertising to or soliciting the public generally with respect to other procedures or services, including but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation may coincidentally include prior or present Investors or those persons or entities who have responded to inquiries regarding the Company.

     (e) will not purchase any securities from or sell any securities to the Adviser, the Company's administrator or either of their affiliates on behalf of the Fund except as permitted by law. Nothing in this subsection shall in any way prohibit the Sub-Adviser or any of its affiliates from purchasing securities from, selling securities to or engaging in any other financial transactions with the Adviser or any of its affiliates on behalf of any other accounts managed by the Sub-Adviser.

     (f) will provide the Fund's Custodian on each business day with information relating to all transactions concerning the Fund's assets and shall provide the Adviser with such information upon request.

     (g) on a monthly basis, will provide information regarding investment strategy to be employed by the Sub-Adviser on behalf of the Fund and information regarding the Fund's performance against its benchmark and will provide such other information as the Adviser may reasonably request from time to time.

     4. SERVICES NOT EXCLUSIVE.

     The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. The Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly authorized by the Board from time to time, have no authority to act for or represent the Company or the Adviser in any way or otherwise be deemed their agent.

     5. BOOKS AND RECORDS.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains with respect to the Fund are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request; provided however that the Sub-Adviser may retain a copy of such records. The Sub- Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. EXPENSES.

     During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions and other transaction costs, if any) purchased or sold with respect to the Fund.

     7. COMPENSATION.

     For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser will accept as full compensation therefor, a fee, payable quarterly (in arrears), at the following annual rates based on the average month-end net assets of the Fund as follows:

     FUND ASSETS                                                     RATE OF SUB-ADVISORY FEE
     -----------                                                     ------------------------
     First $50 million                                                          0.40%
     Next $100 million                                                          0.30%
     Next $350 million                                                          0.25%
     Over $500 million                                                          0.20%

The Sub-Adviser acknowledges that it shall not be entitled to any further compensation from the Adviser in respect of the services provided and expenses assumed by it under this Agreement. The Sub-Adviser understands and agrees that the Company and the Fund shall have no liability for payment of the Sub-Adviser's fees hereunder, and that the Sub-Adviser's sole recourse for payment of such fees shall be to the Adviser.

     8. LIMITATION OF LIABILITY.

     The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except that the Sub-Adviser shall be liable to the Company and the Adviser for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or any loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Sub-Adviser acknowledges and agrees that the performance of this Agreement is for the benefit of the Company, that the Sub-Adviser is therefore directly liable and responsible to the Company for the performance of its obligations hereunder, and that the Company may enforce in its own name and for itself such liability and responsibility.

     9. DURATION AND TERMINATION.

     This Agreement will become effective as of the date hereof and, unless sooner terminated as provided herein, shall continue in effect until October 31, 1998. Thereafter, if not terminated, this Agreement shall continue in effect for successive annual periods ending on October 31, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Adviser or by the Company (in the case of the Company, by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund) on sixty days' written notice to the Sub-Adviser, or by the Sub-Adviser, on sixty days' written notice to the Company, provided that in each such case, notice shall be given simultaneously to the Adviser. In addition, notwithstanding anything herein to the contrary, in the event of the termination of the Investment Advisory Agreement with respect to the Fund for any reason (whether by the Company, by the Adviser or by operation of law) this Agreement shall terminate upon the effective date of such termination of the Investment Advisory Agreement. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the 1940 Act.)

     10. AMENDMENT OF THIS AGREEMENT.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the outstanding voting securities of the Fund.

     11. MISCELLANEOUS.

     The captions in the Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the internal laws, and not the law of conflicts, of the State of Maryland; provided that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, as amended, or any rule or regulation of the Securities and Exchange Commission thereunder.

     This Agreement may be executed in two or more parts which together shall constitute a single Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                     BANK OF AMERICA NATIONAL TRUST
                                     AND SAVINGS ASSOCIATION

                                     By:
                                        ----------------------------
                                        Name:
                                        Title:

                                     WELLINGTON MANAGEMENT COMPANY, LLP

                                     By:
                                        ----------------------------
                                        Name:
                                        Title:

       PROXY                  PACIFIC HORIZON FUNDS, INC.

                               INTERNATIONAL EQUITY FUND

           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of Pacific Horizon Funds, Inc. (the "Company") for use at a Special Meeting of Shareholders of the International Equity Fund to be held at the offices of the Company's transfer agent, BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 on December 23, 1996 at 10:00 a.m., (Eastern time).

           The undersigned hereby appoints Bryan Haft, Susan Walters and Lisa Ling, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all Class T -- Common Stock shares ("A Shares") and Class T -- Special Series 5 Common Stock shares ("K Shares") (evidencing interests in the International Equity Fund) held of record by the undersigned on November 15, 1996, the record date for the meeting, upon the matters described on the reverse side AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

       1. Proposal to approve an Amended and Restated Investment Advisory Agreement between Pacific Horizon Funds, Inc. and Bank of America National Trust and Savings Association with respect to the International Equity Fund.

                   [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

       2. Proposal to approve a Sub-Advisory Agreement between Bank of America National Trust and Savings Association and Wellington Management Company, LLP with respect to the International Equity Fund.

                   [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

       3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                (Continued, and to be signed, on the other side)

          Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSALS 1 AND 2.

          PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

          Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                 Dated:___________________

                                                 X________________________
                                                 Signature

                                                 X________________________
                                                 Signature, if held jointly